EXHIBIT 10.3

State of Alabama	County of Mobile

RBC Centura	ASSIGNMENT OF LEASES, RENTS AND PROFITS

THIS ASSIGNMENT OF LEASES, RENTS AND PROFITS (“Assignment”, which includes all amendments, modifications, renewals, extensions, replacements and substitutions thereof and therefor), entered into as of the 9th day of February, 2007, by COMPUTER SOFTWARE INNOVATIONS, INC. (whether one or more, “Assignor”), with a business/mailing address of 900 East Main St., Suite T, Easley, South Carolina 29640, to RBC CENTURA BANK (“Assignee”), with a business address of 134 N. Church Street, Rocky Mount, North Carolina 27804 and a mailing address of Post Office Box 1220, Rocky Mount, North Carolina 27802-1220, which mailing address is the place to which all notices and communications should be sent to Assignee regarding this Assignment.

WITNESSETH:

FOR VALUE RECEIVED, and as additional security for the obligations hereinafter mentioned, the Assignor hereby sells, transfers and assigns unto the Assignee, its successors and assigns, all of Assignor’s presently existing right, title and interest and all of Assignor’s right, title and interest which may arise in the future in and to the rents, issues, profits, revenues, royalties, rights and benefits (collectively, the “Rents and Profits”) arising from or related to (1) the parcels of land described on Exhibit A, (2) the rights and benefits appurtenant to said parcels of land and (3) the buildings and other improvements (to include manufactured homes) now located thereon and thereunder and those which may be located thereon and thereunder in the future (collectively, the “Property”), together with all equipment, fixtures, standing timber (to include timber to be cut, but this inclusion does not permit cutting of timber unless Assignee agrees to such cutting in advance thereof), crops grown, growing and to be grown on the Property (to include crops that are produced on trees, vines and bushes and aquatic goods) and other farm products (to include livestock – born and unborn, supplies and products of crops and livestock), oil, gas and other minerals and as-extracted collateral (but inclusion of as-extracted collateral does not permit extraction unless Assignee agrees to such extraction in advance thereof), both that now owned by Assignor and on behalf of and for the benefit of Assignor and located in, on and under the Property and otherwise used in connection therewith, and that hereafter acquired and located as aforesaid and used in connection with the ownership, possession, operation and maintenance of the Property (collectively, the “Collateral”).

AND, in furtherance of the foregoing assignment, but not in limitation thereof, Assignor does hereby sell, transfer and assign to Assignee, its successors and assigns, all of Assignor’s presently existing right, title and interest and all Assignor’s right, title and interest which may arise in the future in and to (1) the leases and rental agreements, if any, listed on Exhibit A and all other leases and rental agreements with respect to the Property and with respect to the Collateral now existing or hereafter made, executed and delivered (whether written, electronic or verbal), together with all present and future extensions, renewals, modifications and amendments thereof, and substitutions and replacements therefor (collectively, the “Leases”), (2) all Rents and Profits due and all Rents and Profits which become due under the Leases and (3) all security deposits now held or hereafter acquired and held in connection with any of the foregoing.

THIS ASSIGNMENT is subject to the following terms and conditions:

Section 1. Absolute Assignment Given as Security. This Assignment is absolute and is given as additional security for the payment and performance of the obligations described in and secured by that certain Mortgage (“Mortgage”) identified on Exhibit A. The amounts collected hereunder shall be applied first to the costs and expenses incurred by Assignee and those incurred on behalf of Assignee under this Assignment in collecting and receiving Rents and Profits, or as otherwise provided herein, and then in reduction of the obligations from time to time outstanding and secured by the Mortgage, in the order provided in the Mortgage. The term of this Assignment shall be until the obligations secured by the Mortgage shall have been fully paid and satisfied and the cancellation of the Mortgage shall constitute a release hereof.

1.1. Management and Collection of Rents and Profits. Until release of this Assignment by Assignee as provided in Section 1 above, but subject to the revocable license granted by Assignee to Assignor as provided in Section 1.2 below, the sole right and authority to collect the Rents and Profits shall be with and shall lie with Assignee and such right, authority and power may be exercised by Assignee and may be exercised by either or both Assignee’s designee or a receiver or other official appointed as provided in Section 2.4 below, from time to time and in such manner as Assignee deems necessary or appropriate, in its sole discretion; and, in connection with such right of collection, Assignor hereby directs each and all of the lessees and tenants of the Property and lessees and tenants of the Collateral and any other person obligated to pay Rents and Profits on account of the Property and on account of the Collateral to pay said Rents and Profits (as may now be due and as shall hereafter become due) to the Assignee, its designee or a receiver or other official appointed for such purpose, upon demand for payment thereof by the Assignee or such other person or persons from time to time and at anytime. Without limiting the foregoing, but in furtherance thereof, Assignee shall have the additional rights and powers set forth in Sections 1.1.1 through 1.1.3. below.

1.1.1. Assignee, at any time and from time to time, may give notice in writing of this Assignment to any and all of the lessees and tenants under the Leases and to any other persons in possession of the Property and in possession of the Collateral, and any parts of either and interests in either; and, Assignee, for the purpose of fully enforcing its rights and powers under this Assignment, may otherwise communicate with such lessees, tenants and other persons regarding this Assignment and Assignee’s rights, authority and powers hereunder.

1.1.2. Assignee, at its option and at any time or times, shall have the right to enter and take possession of the Property and possession of the Collateral and to manage and operate the same, to let or re-let the Property, the Collateral and any part of either and interests in either, to cancel and modify the Leases, to grant rent concessions and other inducements, to evict lessees, tenants and other persons, to bring and defend any suits in connection with possession of the Property and possession of the Collateral in its own name or the Assignor’s name, to make repairs as the Assignee deems appropriate, and to perform such other acts in connection with the management and operation of the Property as the Assignee, in its discretion, may deem proper, all at the cost and expense of Assignor.

1.1.3. Assignee shall have the right to hold and possess, and the Assignor shall turn over to the Assignee immediately upon demand of Assignee, the security deposits held by the Assignor, and those held by its employees and agents, under and pursuant to the Leases. Assignee shall hold and apply the security deposits received in connection with the Leases to the purposes specified in the Leases, in accordance with the terms and conditions thereof. Except to the extent required by law or otherwise required in the Leases, Assignee shall not be obligated for the payment of interest on security deposits delivered to it.

1.2. Revocable License Given to Assignor.

1.2.1. Until the occurrence of an Event of Default, as defined in the Mortgage, or the occurrence of an event which, with the giving of notice or a lapse of time, or both, would become an Event of Default thereunder, or the breach of or default under this Assignment by Assignor, Assignor shall have a license and Assignee hereby grants to Assignor a revocable license to continue collecting the Rents and Profits in the normal and ordinary course of Assignor’s business; provide, however, (1) Assignor shall not collect any rental installments under any Leases more than two months in advance of its scheduled payment date without the prior written consent of the Assignee – and if Assignor does so do in contravention hereof, Assignor shall promptly remit such advanced rental installments to Assignee for application by Assignee against the obligations secured hereby, such installments to be applied as provided in Section 1 of this Assignment, (2) Assignor shall pay to Assignee, upon receipt by Assignor and in the same form as received (with any necessary endorsements), (A) any award made hereafter in any court procedure involving any of the Leases in any bankruptcy, insolvency or reorganization proceedings in any state court and in any federal court and (B) any payments made and consideration given by tenants and lessees in lieu of rental payments under any of the Leases, or in settlement of or on account of a claim or dispute under or with respect to any Leases, and (3) Assignor shall promptly comply with such other directives as Assignee may from time to time give to Assignor regarding collection of the Rents and Profits.

1.2.2. If Assignor should breach this Assignment or default hereunder, or if an Event of Default occurs under the Mortgage, or there occurs an event which, with the giving of notice or a lapse of time, or both, would become an Event of Default thereunder, Assignee may, at its option, terminate the privilege and license granted to Assignor by Assignee in Section 1.2.1 above and upon a determination by Assignee to terminate, the privilege and license granted to Assignor shall automatically terminate without any notice from Assignee to Assignor and without any further or additional acts on the part of Assignee, unless notice is required under the Mortgage or under applicable law, and then only such minimum notice as may be required. Upon such termination, Assignor shall cease all collection activities and shall pay over to Assignee all Rents and Profits received by it on and after such termination. All amounts which are received by Assignor from and after the termination of Assignor’s license shall be received in trust for the benefit of Assignee, shall be segregated from other funds of Assignor and shall be immediately paid over to Assignee in the same form as received (with any necessary endorsements).

Section 2. Additional Provisions Relating to Collection of Rents and Profits.

2.1. Limitation on Accountability of Assignee. The Assignee shall not be liable for laches and shall not be liable for the failure to collect the Rents and Profits. The Assignee is obligated to account only for such sums as are actually collected and shall not be obligated to perform and shall not be obligated to discharge any obligation to be performed or discharged by the Assignor under any of the Leases. The Assignor hereby agrees to indemnify the Assignee for, and to save it harmless from, any and all liability arising from the Leases and any and all liability arising from this Assignment. This Assignment shall not place responsibility for the control, care, management and repair of the Property and Collateral upon the Assignee, and shall not make the Assignee responsible or liable for any negligence in the management, operation, upkeep, repair and control of the Property and the Collateral resulting in loss or injury or death to any lessee, tenant, licensee, employee or stranger.

2.2. Consequences of Receipt of Rents and Profits. The receipt by the Assignee of any Rents and Profits pursuant to this Assignment after acceleration of the obligations secured hereby shall not cure any default nor shall the receipt thereof at any subsequent time cure any default, affect Assignee’s right to institute foreclosure proceedings under the Mortgage or affect any sale pursuant thereto. Neither the existence of this Assignment nor the exercise of Assignee’s privilege to collect the Rents and Profits, shall be construed as a waiver by the Assignee of the right to enforce payment of the obligations hereby secured in strict accordance with the terms and provisions of the Mortgage and any agreement evidencing any of the obligations secured by the Mortgage.

2.3. Waiver of Rights by Assignor. If there is any case law, statute or regulation requiring Assignee to take actual possession of the Property and to take actual possession of the Collateral (or some action equivalent thereto, such as securing the appointment of a receiver) in order for Assignee to perfect or activate its rights and remedies as set forth herein, then Assignor waives the benefits of such law and agrees that such requirement of law may be satisfied solely by (1) Assignee sending Assignor written notice that Assignee intends to enforce, and is enforcing, its rights in and to the Property, the Collateral and the Rents and Profits assigned herein and (2) Assignee sending written notice to any one or more of the lessees and tenants of the Property and lessees and tenants of the Collateral, and any other person in possession of all or part of either or both, to commence making payments directly to Assignee or its designee as provided herein.

2.4. Appointment of Receiver. Assignee shall have the absolute and unconditional right to apply for and to obtain the appointment of a receiver or similar official for any part of and for all of the Property and for any part of and for all of the Collateral, to, among other things, manage and operate the Property and to manage and operate the Collateral, and any part of and interest in either or both, and to collect and apply the Rents and Profits as provided above. In the event of such application, Assignor consents to the appointment of such receiver or similar official and agrees that such receiver or similar official may be appointed without notice to Assignor, without the Assignee having to post a bond or other security, without regard to the adequacy of any security for the obligations secured hereby and without regard to the solvency of Assignor and without regard to the solvency of any other person, firm or corporation who or which may be liable for the payment of the obligations secured hereby. All costs and expenses related to the appointment of a receiver or other similar official hereunder shall be the responsibility of Assignor, but if paid by Assignee, Assignor hereby agrees to pay to Assignee, immediately and without demand, all such expenses, together with interest thereon from the date of each payment by Assignee at the contract rate at which interest accrues from time to time on the obligations hereby secured, or if interest accrues at different contract rates, any one of the contract rates at which interest accrues as selected by Assignee, in its sole discretion, which rate may be fixed or variable (the “Contract Rate”). All sums so paid by Assignee, and the interest thereon, shall be added to and be secured by this Assignment.

2.5. Power of Attorney. Assignor does hereby irrevocably constitute and appoint Assignee its true and lawful attorney with full power of substitution, for it and in its name, place and stead, to execute, deliver, send and file such agreements, documents, notices, statements and records as Assignee, in its sole discretion, deems necessary and advisable to effect the terms and conditions of this Assignment and to otherwise realize Assignee’s rights, authority and powers hereunder, and the benefits provided to Assignee herein, and in connection therewith, Assignee may appear in any action and collect any award or payments relating to the Property and Collateral (including, without limitation, the Leases and the Rents and Profits). The foregoing appointment is and the same shall be coupled with an interest in favor of Assignee. In furtherance of the foregoing appointment and grant of authority, but not in limitation thereof, Assignor irrevocably authorizes Assignee to file such financing statements as may be necessary to protect, in Assignee’s opinion, Assignee’s liens and security interests in the Property and Collateral (including, without limitation, the Leases and the Rents and Profits) and, to the extent Assignee deems necessary or appropriate, to sign Assignor’s name with the same force and effect as if signed by Assignor and to make public in financing statements and other public filings such information regarding Assignor as Assignee deems necessary or appropriate, including, without limitation, federal tax identification numbers, social security numbers and other identifying information.

Section 3. Representations, Warranties and Covenants Regarding Leases.

3.1. Representations and Warranties. Assignor represents and warrants to Assignee that (1) it has full right, title and authority to assign to Assignee the Leases and the Rents and Profits due or to become due thereunder or with respect to the Property and the Collateral, (2) the terms of the Leases have not been amended, modified, replaced or changed from the terms in the copies of the Leases submitted to the Assignee for approval, which copies are true and exact copies of the Leases currently outstanding with respect to the Property and the Collateral, (3) no other assignment of any interest in the Leases has been made by Assignor or any other person to anyone other than Assignee, (4) there are no existing defaults under any of the Leases by any party thereto, and (5) there has been no anticipation or prepayment of any rental installments by any lessees or tenants occupying or possessing the Property and the Collateral or by any of the lessees or tenants in any of the Leases.

3.2. Covenants Regarding Leases.

3.2.1. The Assignor shall fully perform its obligations under the Leases in a timely manner and shall take such actions as may be reasonably necessary to ensure that all lessees and tenants under any of the Leases fully and timely perform their respective obligations thereunder, all at Assignor’s sole cost and expense. The Assignor shall provide to Assignee such information with respect to the Leases and the Rents and Profits therefrom or otherwise arising from or in connection with the Property and Collateral as Assignee may from time to time request; such information to be delivered to Assignee promptly by Assignor and in a form and medium directed by Assignee.

3.2.2. The Assignor shall not hereafter, without the prior written consent of the Assignee: (1) cancel any of the Leases, surrender any of the Lease and terminate any of the Leases, (2) exercise any option which might lead to a cancellation, surrender or termination of any of the Leases, (3) change, amend, alter and modify any of the Leases, (4) consent to the release of any party liable under any of the Leases, and (5) consent to the assignment and subletting of the lessee’s or tenant’s interest in them.

3.2.3. The Assignor shall maintain the security deposits made or to be made with respect to Leases of the Property and the Collateral in a separate bank account maintained by the Assignor with the Assignee, if so requested by Assignee, and designated as the account for the deposit of security deposits with respect to the Property and Collateral. The Assignor shall provide to the Assignee within thirty (30) days of the end of each of the Assignor’s fiscal years, or more frequently if so requested by Assignee, a written verification of the amount of security deposits maintained in the account together with a list of the Leases with respect to which the deposits are maintained.

Section 4. Miscellaneous.

4.1. Incorporation of Exhibits. All exhibits, schedules, addenda and other attachments to this Assignment are by this reference incorporated herein and made a part hereof as if fully set forth in the body of this Assignment.

4.2. Maintenance of Records by Assignee. Assignee is authorized to maintain, store and otherwise retain evidences of the obligations, this Assignment, any separate security agreements and other agreements executed and delivered and to be executed and delivered by Assignor and others on Assignor’s behalf to Assignee in their original, inscribed tangible form or a record thereof in an electronic medium or other non-tangible medium which permits such record to be retrieved in a perceivable form.

4.3. Credit Investigations; Sharing of Information; Control Agreements. Assignee is irrevocably authorized by Assignor to make and have made such credit investigations as it deems appropriate to evaluate Assignor’s credit, personal and financial standing, and employment. Assignor authorizes Assignee to share with consumer reporting agencies and creditors its experiences with Assignor and other information in Assignee’s possession relative to Assignor, the Property and the Collateral (including, without limitation, the Leases and the Rents and Profits); but Assignee shall not have (1) any obligation to provide information to third persons relative to any of the foregoing or otherwise, (2) any obligation to subordinate its liens and security interests in the Property and Collateral (including, without limitation, the Leases and the Rents and Profits) and (3) any obligation to enter into control agreements and other agreements relative thereto.

4.4. Marshalling of Assets. Assignor hereby waives, to the extent permitted by law, the benefit of all homestead, appraisement, valuation, stay, extension, reinstatement and redemption laws now in force and any which may in the future come to be in force and all rights of marshalling in the event of any collection hereunder of Rents and Profits or otherwise against the Property, the Collateral or any part or any interest in either or both.

4.5. Waiver of Statutory Rights. Assignor waives any right to require Assignee to bring any action against any other person or to require that resort be had to any security or to any balances of any deposit or other accounts or debts or credits on the books of Assignee in favor of any other person. Assignor also waives any and all right of subrogation, contribution, reimbursement and indemnity and any right of recourse to and with respect to the assets of any other person that is or may be security for the obligations secured hereby.

4.6. Jury, Venue, Jurisdiction. This Assignment shall be governed by and construed in accordance with the substantive laws of the State of Alabama, excluding, however, the conflict of law and choice of law provisions thereof. Assignor, to the extent permitted by law, waives any right to a trial by jury in any action arising from or related to this Assignment.

4.7. No Waiver; No Course of Dealing; No Invalidity. No delay or forbearance by Assignee in exercising any and all of its rights and remedies hereunder, and its rights and remedies otherwise afforded by law and in equity, shall operate as a waiver thereof or preclude the exercise thereof during the continuance of any default hereunder or in the event of any subsequent default hereunder. Also, no act or inaction of Assignee under this Assignment shall be deemed to constitute or establish a “course of performance or dealing” that would require Assignee to so act or refrain from acting in any particular manner at a later time under similar or dissimilar circumstances. Wherever possible, each provision of this Assignment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Assignment shall be prohibited or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Assignment.

4.8. No Oral Change. Subject to the exercise by Assignee of its rights and remedies as set forth in this Assignment and without limiting any of such rights and remedies, this Assignment, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Assignor or Assignee, but only by an agreement in writing, signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

4.9. Payment of Expenses. Without limiting any other provision of this Assignment relating to Assignor’s payment of costs and expenses incurred by and on behalf of Assignee, but in addition thereto, Assignor shall pay to Assignee on demand any and all costs and expenses, including, without limitation, attorneys’ fees, incurred by Assignee and those incurred on behalf of Assignee in protecting its interest in the Property and its interest in the Collateral and in collecting any amount payable hereunder and in enforcing its rights hereunder with respect to the Property and with respect to the Collateral (including, without limitation, commencing any collection action, and prosecuting and defending any legal and equitable proceeding), together with interest thereon at the Contract Rate from the date paid or incurred by or on behalf of Assignee until such costs and expenses are paid by Assignor. All sums so paid and expended by Assignee, and the interest thereon, shall be added to and be secured by this Assignment.

4.10. Documentary Stamp Taxes. To the extent not prohibited by applicable law and notwithstanding who is liable for payment of the taxes or fees, Assignor shall pay upon demand any stamp tax, documentary tax, intangible tax and other taxes, levies and charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Assignment.

4.11. Relationship of Parties; Successors and Assigns. The relationship of Assignee to Assignor is that of a creditor to an obligor or debtor; and in furtherance thereof and in explanation thereof, Assignee has no fiduciary, trust, guardian, representative, partnership, joint venturer or other similar relationship to and with Assignor and no such relationship shall be drawn or implied from this Assignment and any of Assignor’s actions or inactions hereunder or with respect hereto – and, Assignee has no obligation to Assignor and any other person relative to administration of the obligations secured by this Assignment, the Property, the Collateral and any part or parts of any of the foregoing. The covenants, terms and conditions herein contained shall bind, and the benefits and powers shall inure to, the respective heirs, executors, administrators, successors and assigns of the parties hereto, but nothing herein contained shall be deemed a consent to the sale, lease, demise, further encumbrance, transfer and other disposition by Assignor, either directly or indirectly, of all or any part of the Property, the Collateral and any interest, right and estate in either or both (including, without limitation, the Leases and the Rents and Profits), without Assignee’s prior written consent, which may be withheld in Assignee’s sole discretion. If two or more persons or entities have joined as Assignor, each of the persons and entities shall be jointly and severally obligated to perform the obligations herein contained. The term “Assignee” shall include any payee of the obligations hereby secured and any transferee and assignee thereof, whether by operation of law or otherwise, and Assignee may transfer, assign and negotiate all and any of the obligations secured by this Assignment from time to time without the consent of Assignor and without notice to Assignor and any transferee and assignee of Assignee, and any transferee and assignee of another may do the same without Assignor’s consent and without notice to Assignor. Assignor waives and will not assert against any transferee and waives and will not assert against any assignee of Assignee any claims, defenses, set-offs and rights of recoupment which Assignor could assert against Assignee, except defenses which Assignee cannot waive.

4.12. Notices. All notices, certificates and other communications hereunder shall be deemed given when mailed by registered or certified mail, postage prepaid, return receipt requested, addressed to the addresses set forth above. Assignor and the Assignee may, by written notice given hereunder, designate a different address where communications should be sent and Assignee may direct, by notice to Assignor, for communications to be sent electronically or in some other non-tangible medium.

4.13. Anti-Money Laundering and Anti-Terrorism. Assignor represents, warrants and covenants to Assignee as follows: (1) Assignor (a) is not and shall not become a person whose property or interest in property is blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)), (b) does not engage in and shall not engage in any dealings or transactions prohibited by Section 2 of such executive order, and is not and shall not otherwise become associated with any such person in any manner violative of Section 2, (c) is not and shall not become a person on the list of Specially Designated Nationals and Blocked Persons, and (d) is not and shall not become subject to the limitations or prohibitions under any other U.S. Department of Treasury’s Office of Foreign Assets Control regulation or executive order; (2) Assignor is and shall remain in compliance, in all material respects, with (a) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (b) the Uniting And Strengthening America By Providing Appropriate Tools Required To Intercept And Obstruct Terrorism (USA Patriot Act of 2001); and (3) Assignor has not and shall not use all or any part of the proceeds of the obligations secured by the Mortgage or any or all of the Rents and Profits, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

4.14. Use and Application of Terms. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa; and as the context requires, the word “and” may have a joint meaning or a several meaning and the word “or” may have an inclusive meaning or an exclusive meaning. All references in this Assignment to “person” or “persons” shall include individuals and organizations and all terms used in this Assignment that are not defined in this Assignment, the Mortgage or in the obligations secured hereby, but are defined in the Uniform Commercial Code in effect in the State of South Carolina, shall have the meaning ascribed to such terms from time to time in said Uniform Commercial Code. Any reference contained in this Assignment to specific statutes or laws shall include any successor statutes or laws, as the case may be. This Assignment shall not be applied, interpreted and construed more strictly against a person because that person or that person’s attorney drafted this Assignment.

The undersigned has executed this Assignment as of the day and year first above stated.

Signed, sealed and delivered in the presence of: Witness: /s/ Erika B. Newsom Print Name: Erika B. Newsom Witness: /s/ Richard L. Few, Jr. Print Name: Richard L. Few, Jr.	Computer Software Innovations, Inc. By: /s/ Nancy K. Hedrick Print Name: Nancy K. Hedrick Title: President/CEO

STATE OF SOUTH CAROLINA

COUNTY OF Greenville

I, the undersigned notary public, in and for said State and County, hereby certify that Nancy Hedrick as the President/CEO of Mortgagor, whose name is signed to the foregoing conveyance and who is known to me, acknowledged before me on this day that, being informed of the contents of said conveyance, he/she executed the same voluntarily on the day the same bears date.

Given under my hand and notarial seal on this the 9th day of February, 2007.

/s/ Erika B. Newsom
Notary Public My Commission expires: June 30, 2010

EXHIBIT A

(Attached to Assignment of Leases, Rents and Profits)

1.	Description of Mortgage: Mortgage from Assignor to Assignee, of even date and to be recorded herewith, securing the original principal amount of $486,000.00.

2.	List of Leases and Rental Agreements: None

3.	Description of Property:

Parcel A

Lot B of a Resubdivision of Lot 16, Bel Air Executive Park, Second Unit, as recorded in Map Book 37, page 28 of the Probate Court Records of Mobile County, Alabama.

Parcel B

Lot 15 of Parcel 2, Bel Air Executive Park, 2nd Unit, according to the plat thereof recorded in Map Book 29, page 105 of the records in the office of the Judge of Probate of Mobile County, Alabama.